Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT
TO 18 U.S.C. § 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Hubertus Muehlhaeuser, Chief Executive Officer of Pontem Corporation (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2023

By:	/s/ Hubertus Muehlhaeuser
Hubertus Muehlhaeuser
Chairman and Chief Executive Officer
(Principal Executive Officer)